                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14

VOF SAR 6/98

                             LETTER TO SHAREHOLDERS

May 21, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We
are pleased that you selected our Trust                 [PHOTO]
as a vehicle to provide the potential
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are
generally free from federal income        DENNIS J. MCDONNELL AND DON G. POWELL
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.
    In Florida, the economy benefited from booming tourism, as well as growth in other sectors. State revenues rose sharply, but an increase in spending was expected to reduce fund balances. Looking ahead, the state faces economic stresses from a growing population of young people needing education, health, and family services, and a large population of seniors living on fixed incomes.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.

                                                           Continued on page two

    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of April 30, 1998*


AAA......................   82.2%
AA.......................    5.5%
A........................    1.3%
BBB......................   11.0%


*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated insured securities. Under current market conditions, we believe the yield spread between higher-rated and lower-rated securities does not adequately compensate the investor for the additional credit risk on the lower-rated securities. Also,

                                                         Continued on page three
high-quality bonds generally have performed better than lower-quality holdings when interest rates are falling, which was the case for most of the reporting period.
    Overall, we limited the number of purchases during the period because current market yields were lower than the average yield of bonds in the Trust. During the reporting period, the Trust had notable reinvestment exposure, due to prerefunded securities and other holdings priced to call dates in the next few years. In an effort to reduce this exposure, we sold several of these positions at a premium and purchased long-term discount securities, which extended the call protection of the Trust. We had little trouble finding replacement bonds, given the surplus of new securities from which to choose.
    In making purchases, we emphasized long-term discount bonds. In a falling interest rate environment, these bonds have the potential to appreciate in value faster than premium bonds as they move closer to maturity. In addition, they tend to have a longer duration, so they are more sensitive to changing interest rates. Discount bonds helped offset the declining duration of the portfolio that occurred as bonds were repriced to their call date. As of April 30, the duration of the Trust was 6.68 years, compared with 7.72 years for the Lehman Brothers Florida Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

Top 5 Portfolio Sectors as of April 30, 1998*

    Public Education............................... 21.5%
    Health Care.................................... 18.8%
    Transportation................................. 11.7%
    Industrial Revenue.............................  8.5%
    Single-Family Housing..........................  6.9%

    *As a Percentage of Long-Term
    Investments

PERFORMANCE SUMMARY
    For the six-month period ended April 30, 1998, the Trust generated a total return of 7.04 percent(1). This reflects a gain in market price per common share from $13.1250 on October 31, 1997, to $13.6875 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.35 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.36 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket. Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended April 30, 1998


                     Distribution per Common Share
Nov 1997......................  $0.0610
Dec 1997......................  $0.0610
Jan 1998......................  $0.0610
Feb 1998......................  $0.0610
Mar 1998......................  $0.0610
Apr 1998......................  $0.0610

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

                 VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL
                               OPPORTUNITY TRUST
                           (AMEX TICKER SYMBOL--VOF)


 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    7.04%
Six-month total return based on NAV(2).....................    2.26%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.35%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    8.36%

 SHARE VALUATIONS

Net asset value...........................................    $14.73
Closing common stock price................................  $13.6875
Six-month high common stock price (01/29/98)..............   $14.625
Six-month low common stock price (11/14/97)...............   $13.000
Preferred share rate(5)...................................    3.332%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  98.7%
         FLORIDA  94.6%
$1,000   Altamonte Springs, FL Hlth Fac Auth Hosp Rev
         Adventist Hlth Sunbelt Ser B (AMBAC Insd)........   5.375%   11/15/23  $   997,910
 1,000   Bay Cnty, FL Sch Brd Ctfs Partn (Prerefunded @
         07/01/04) (AMBAC Insd)...........................   6.750    07/01/12    1,140,690
 1,750   Broward Cnty, FL Edl Fac Auth Rev Nova Southeastn
         Univ Proj (Connie Lee Insd)......................   5.875    04/01/07    1,879,342
   545   Clay Cnty, FL Hsg Fin Auth Rev Single Family Mtg
         (GNMA Collateralized)............................   6.500    09/01/21      577,602
 1,000   Dade Cnty, FL Aviation Rev Ser C (MBIA Insd).....   5.500    10/01/04    1,056,320
 1,750   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   5.750    05/01/08    1,862,157
 1,000   Escambia Cnty, FL Pollutn Ctl Rev Champion Intl
         Corp Proj........................................   6.900    08/01/22    1,093,490
   300   Florida Hsg Fin Agy Homeowner Mtg Ser 2 (MBIA
         Insd)............................................   5.900    07/01/29      311,412
 1,000   Florida Hsg Fin Agy Homeowner Mtg Ser 3..........   6.350    07/01/28    1,059,540
   235   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
         (AMBAC Insd).....................................   6.150    07/01/25      247,758
   350   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
         (AMBAC Insd).....................................   6.250    07/01/35      368,645
   900   Florida Ports Fin Comm Rev Tran Trust Fund (MBIA
         Insd)............................................   5.375    06/01/27      890,163
 1,300   Florida St Brd Edl Cap Outlay Pub Edl Ser C
         (Prerefunded @ 06/01/02).........................   6.625    06/01/22    1,423,630
   300   Florida St Brd Regt Univ Sys Impt Rev (MBIA
         Insd)............................................   5.625    07/01/19      308,040
   500   Gainesville, FL Utils Sys Rev....................   8.125    10/01/14      591,320
 2,000   Hillsborough Cnty, FL Cap Impt Pgm Rev Criminal
         Justice Fac Rfdg (FGIC Insd).....................   5.250    08/01/16    2,004,060
 1,650   Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa
         Genl Hosp Proj Rfdg (FSA Insd)...................   6.375    10/01/13    1,782,149
 1,750   Hillsborough Cnty, FL Indl Dev Auth Indl Dev Rev
         Univ Cmnty Hosp (MBIA Insd)......................   5.750    08/15/14    1,823,588
 1,500   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Rfdg (MBIA Insd)..........   6.250    12/01/34    1,627,470
 1,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Ser 92 Rfdg...............   8.000    05/01/22    1,149,610
 1,750   Hillsborough Cnty, FL Indl Dev Auth Rev Allegany
         Hlth Sys J Knox Village (Prerefunded @ 12/01/03)
         (MBIA Insd)......................................   6.000    12/01/06    1,887,707
 1,740   Hillsborough Cnty, FL Sch Brd Ctfs Partn
         (Prerefunded @ 07/01/04) (MBIA Insd).............   6.000    07/01/12    1,914,974
 1,000   Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
         (Connie Lee Insd)................................   6.500    02/01/11    1,077,980
 1,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
         Indiantown Cogeneration Proj A Rfdg..............   7.875    12/15/25    1,167,180
 1,000   Miami Dade Cnty, FL Spl Oblig Ser B (MBIA
         Insd)............................................       *    10/01/32      150,510
 1,000   Miami Dade Cnty, FL Spl Oblig Ser B (MBIA
         Insd)............................................       *    10/01/33      142,310

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$1,000   Okeechobee, FL Wtr & Swr Rev Ser A (Prerefunded @
         01/01/03) (MBIA Insd)............................   6.500%   01/01/17  $ 1,108,270
   775   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized)........................   6.550    10/01/21      822,182
 1,000   Orange Cnty, FL Tourist Dev Tax Rev Ser B
         (Prerefunded @ 10/01/02) (AMBAC Insd)............   6.500    10/01/19    1,104,220
 1,000   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 08/01/04) (AMBAC Insd)............   6.000    08/01/06    1,093,890
 1,200   Polk Cnty, FL Sch Brd Ctfs Partn (FSA Insd)......   5.000    01/01/14    1,181,988
   635   Saint Petersburg, FL Excise Tax Rev (FGIC
         Insd)............................................   5.000    10/01/16      620,770
   365   Saint Petersburg, FL Excise Tax Rev (Escrowed to
         Maturity) (FGIC Insd)............................   5.000    10/01/16      361,131
 2,000   Santa Rosa Bay Brdg Auth FL Rev..................   6.250    07/01/28    2,147,720
   455   Titusville, FL Wtr & Swr Rev (MBIA Insd).........   5.800    10/01/08      490,772
 1,000   Village Cent Cmnty Dev Dist FL Util Rev (FGIC
         Insd)............................................   6.000    11/01/18    1,112,270
                                                                                -----------
                                                                                 38,578,770
                                                                                -----------
         PUERTO RICO  4.1%
   500   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
         Rfdg.............................................   6.375    07/01/08      538,105
 1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser Y
         Rfdg (Embedded Cap) (FSA Insd) (a)...............   5.730    07/01/21    1,145,190
                                                                                -----------
                                                                                  1,683,295
                                                                                -----------
TOTAL INVESTMENTS  98.7%
  (Cost $37,252,364)..........................................................   40,262,065
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%...................................      533,430
                                                                                -----------
NET ASSETS 100.0%.............................................................  $40,795,495
                                                                                ===========

 * Zero coupon bond

(a) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $37,252,364)........................  $40,262,065
Cash........................................................       76,425
Interest Receivable.........................................      667,831
Unamortized Organizational Costs............................        1,234
Other.......................................................          559
                                                              -----------
      Total Assets..........................................   41,008,114
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       21,982
  Income Distributions -- Common and Preferred Shares.......        7,165
  Administrative Fee........................................        6,764
  Affiliates................................................        4,796
Accrued Expenses............................................       90,405
Trustees' Deferred Compensation and Retirement Plans........       81,507
                                                              -----------
      Total Liabilities.....................................      212,619
                                                              -----------
NET ASSETS..................................................  $40,795,495
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 320 issued with liquidation preference of $50,000
  per share)................................................  $16,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 1,683,270 shares issued and
  outstanding)..............................................       16,833
Paid in Surplus.............................................   24,681,474
Net Unrealized Appreciation.................................    3,009,701
Accumulated Undistributed Net Investment Income.............      172,677
Accumulated Net Realized Loss...............................   (3,085,190)
                                                              -----------
      Net Assets Applicable to Common Shares................   24,795,495
                                                              -----------
NET ASSETS..................................................  $40,795,495
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($24,795,495 divided
  by 1,683,270 shares outstanding)..........................  $     14.73
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $1,135,085
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       132,845
Administrative Fee..........................................        40,876
Preferred Share Maintenance.................................        30,899
Audit.......................................................        17,557
Accounting Services.........................................        14,832
Trustees' Fees and Expenses.................................        13,138
Legal.......................................................         3,300
Amortization of Organizational Costs........................         2,478
Other.......................................................         7,427
                                                                ----------
    Total Expenses..........................................       263,352
                                                                ----------
NET INVESTMENT INCOME.......................................    $  871,733
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   36,324
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     3,090,206
  End of the Period.........................................     3,009,701
                                                                ----------
Net Unrealized Depreciation During the Period...............       (80,505)
                                                                ----------
NET REALIZED AND UNREALIZED LOSS............................    $  (44,181)
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  827,552
                                                                ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Six Months Ended April 30, 1998 and the
                    Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1998    October 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $   871,733        $ 1,751,274
Net Realized Gain/Loss..................................        36,324               (238)
Net Unrealized Appreciation/Depreciation During the
  Period................................................       (80,505)         1,190,926
                                                          ------------       ------------
Change in Net Assets from Operations....................       827,552          2,941,962
                                                          ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................      (616,036)        (1,232,089)
  Preferred Shares......................................      (260,964)          (562,577)
                                                          ------------       ------------
Total Distributions.....................................      (877,000)        (1,794,666)
                                                          ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....       (49,448)         1,147,296
NET ASSETS:
Beginning of the Period.................................    40,844,943         39,697,647
                                                          ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $172,677 and $177,944,
  respectively).........................................   $40,795,495        $40,844,943
                                                          ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------



                                                                                        July 30, 1993
                                    Six Months                                          (Commencement
                                      Ended            Year Ended October 31,           of Investment
                                    April 30,    -----------------------------------    Operations) to
                                       1998       1997      1996      1995      1994   October 31,  1993
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period (a).......................     $14.760   $14.078   $14.024   $11.735   $14.888     $14.628
                                       -------   -------   -------   -------   -------     -------
Net Investment Income.............        .518     1.041     1.078     1.163     1.050        .091
Net Realized and Unrealized
 Gain/Loss........................       (.026)     .707      .023     2.226    (3.180)       .251
                                       -------   -------   -------   -------   -------     -------
Total from Investment
 Operations.......................        .492     1.748     1.101     3.389    (2.130)       .342
                                       -------   -------   -------   -------   -------     -------
Less:
 Distributions from Net Investment
   Income:
   Paid to Common Shareholders....        .366      .732      .732      .732      .787        .066
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.......        .155      .334      .315      .368      .236        .016
                                       -------   -------   -------   -------   -------     -------
Total Distributions...............        .521     1.066     1.047     1.100     1.023        .082
                                       -------   -------   -------   -------   -------     -------
Net Asset Value, End of the
 Period...........................     $14.731   $14.760   $14.078   $14.024   $11.735     $14.888
                                       =======   =======   =======   =======   =======     =======
Market Price Per Share at End of
 the Period.......................    $13.6875   $13.125   $12.625   $12.000    $9.750     $14.875
Total Investment Return at Market
 Price (b)........................      7.04%*     9.96%    11.57%    31.16%   (30.20%)      (.40%)*
Total Return at Net Asset Value
 (c)..............................      2.26%*    10.33%     5.80%    26.30%   (16.27%)      (.36%)*
Net Assets at End of the Period
 (In millions)....................       $40.8     $40.8     $39.7     $39.6     $35.8     $  41.0
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(1, 2)                            2.11%     2.24%     1.83%     1.37%     1.49%       2.59%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(2) (d).............       4.88%     4.96%     5.46%     6.13%     6.06%       2.10%
Portfolio Turnover................         5%*        4%       16%       24%      101%          0%*

* Non-Annualized

(1) Ratio of Expenses to Average
    Net Assets including Preferred
    Shares........................       1.29%     1.34%     1.09%      .79%      .87%       2.16%
(2) If certain expenses had not been waived by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
 Assets Applicable to Common Shares        N/A       N/A     2.40%     2.49%     2.50%         N/A
Ratio of Expenses to Average Net
 Assets including Preferred Shares         N/A       N/A     1.43%     1.44%     1.46%         N/A
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d)                         N/A       N/A     4.89%     5.00%     5.05%         N/A

(a) Net Asset Value at July 30, 1993, is adjusted for common and preferred share offering costs of $.372 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Florida Municipal Opportunity Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on July 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At April 30, 1998, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending July 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $3,121,514 which will expire between October 31, 2002 and October 31, 2005.

    At April 30, 1998, for federal income tax purposes, cost of long-term investments is $37,252,364; the aggregate gross unrealized appreciation is $3,028,377 and the aggregate gross unrealized depreciation is $18,676 resulting in net unrealized appreciation of $3,009,701.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $17,700 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its Trustees who are not officers of VKAC. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 1998, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales, excluding short-term investments, were $2,229,170 and $2,233,340, respectively.

4. PREFERRED SHARES
The Trust has outstanding 320 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 1998 was 3.332%. During the six months ended April 30, 1998, the rates ranged from 0.500% to 4.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

        VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES
DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.